RGA

4Q22 Earnings Presentation

February 2, 2023


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

Reinsurance Group of America, Incorporated

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's 2021 Annual Report on Form 10-K, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Fourth Quarter Financial Highlights

Solid Operating Performance	▪ Q4 adjusted operating income of **$2.99**[1] per diluted share; including adverse foreign currency effects of **$0.22** per diluted share ▪ Estimated COVID-19 impacts[2] of **$0.78**[3] per diluted share absorbed ▪ Strong earnings from GFS, Asia traditional business, U.S. Group and Individual Health ▪ Strong organic new business activity; premiums up **6.0%**[4] on a constant currency basis
Balanced Capital Management	▪ Capital deployment of **$80 million** for the quarter into in-force and other transactions ▪ Total shareholder capital returns of **$78 million**; **$25 million** in share repurchases ▪ Very attractive transaction pipelines; excess capital of **$1.2 billion**
Favorable Investment Results	▪ New money rates of **5.05%** ▪ Higher non-spread yield excluding variable investment income (VII) ▪ VII contribution was above expectations, but below the recent run-rate ▪ Minimal impairments

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.
[4] Excludes adverse net foreign currency effects of $164 million.

2022 Full Year Highlights, Favorable Outlook

Strong Operating Performance

- Record 2022 adjusted operating income of **$14.43**[1] per diluted share; including adverse foreign currency effects of **$0.53** per diluted share
- Estimated COVID-19 impacts[2] of **$5.02**[3] per diluted share absorbed
- Strong earnings from GFS, Asia traditional business, and U.S. Traditional
- Trailing 12 months adjusted operating ROE of **10.3%**[1]; reflecting **1.5%**[3] of COVID-19 impacts[2]
- Strong organic new business activity; premiums up **8.4%**[4] on a constant currency basis
- Capital deployment of **$430 million** into in-force and other transactions
- Total shareholder capital returns of **$280 million**; **$75 million** in share repurchases

Positive Momentum, Well-Positioned for the Future

- Active pipeline of attractive in-force and other transactions
- Enhanced long-term partnerships, resulting in strong organic new business activity
- Continued focus on long-term value creation through proven execution
- Deep bench strength, orderly leadership succession
- RGA named to Fortune Magazine's 2023 list of the World's Most Admired Companies

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.
[4] Excludes adverse net foreign currency effects of $490 million.

Consolidated Results

Adjusted operating EPS[1]

- Solid operating performance in Q4, record results for 2022
- Q4 2022 estimated COVID-19 impacts[2] of **$0.78**[3] per diluted share, **$5.02**[3] per diluted share year-to-date



$14.43
$2.99
$1.13
$(0.56)
4Q21
4Q22
2021 YTD
2022 YTD

Trailing 12 month adjusted operating ROE[1]

- Estimated COVID-19 impacts[2] of **1.5%**[3] on trailing 12 month adjusted operating ROE



10.3%
0.8%
2021
2022

Diverse sources of earnings by product and geography driving record operating performance

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

Q4 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	4Q22 Reported	4Q22 COVID-19 Impact[2]	4Q21 Reported	4Q21 COVID-19 Impact[2]
U.S. and Latin America Traditional	$15	$(48)	$(215)	$(276)
U.S. and Latin America Asset-Intensive	$80	-	$73	-
U.S. and Latin America Capital Solutions	$22	-	$25	-
Canada Traditional	$28	$(3)	$29	$(10)
Canada Financial Solutions	$11	$1	$5	$1
EMEA Traditional	$13	$(2)	$(68)	$(61)
EMEA Financial Solutions	$63	-	$70	-
APAC Traditional	$67	$(13)	$57	$(4)
APAC Financial Solutions	$35	$(5)	$29	-
Corporate & Other	$(89)	-	$(41)	-
Total	$245	$(70)	$(36)	$(350)

- **U.S. and Latin America:** Traditional results reflected unfavorable individual mortality experience, and favorable Individual Health and Group results; COVID-19 claim costs were moderate; Asset-Intensive results reflected favorable investment spreads
- **Canada:** Traditional results reflected unfavorable group life and disability experience; Financial Solutions results reflected favorable longevity
- **EMEA:** Traditional results were in line with expectations, reflecting unfavorable mortality in the U.K., offsetting favorable overall experience otherwise; Financial Solutions results reflected modestly favorable experience
- **APAC:** Traditional results reflected very favorable overall underwriting experience in Asia, and a moderate profit in Australia, absorbing a moderate amount of COVID-19 claim costs; Financial Solutions results were strong, reflecting strong new business and favorable investment spreads
- **Corporate:** Losses were greater than the quarterly average run rate due to higher general expenses, including recurring year-end expense accruals, and higher financing costs

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR).

Q4 Global Underwriting Experience

Modestly adverse non-COVID-19 results; moderate COVID-19 impact

- Unfavorable underwriting results in U.S. Individual Mortality
  - Elevated non-COVID-19 claim costs due to higher frequency; higher general population mortality including an early influenza season that peaked in Q4
  - First material influenza impact since the pandemic started; CDC estimates of general population flu deaths in Q4 are 14,000 to 43,000
  - Estimated COVID-19 claim costs of $44 million, or $13 million pre-tax per 10,000 general population deaths, at the lower end of our expected range of $10 million to $20 million

- Favorable aggregate underwriting results in other markets
  - Favorable non-COVID-19 experience driven by strong results in Asia
  - Modest COVID-19 claim costs of $26 million, $11 million of which is from Japanese medical claims, a significant decrease from Q3 due to the narrowing of eligibility for at-home COVID-19 claims reimbursement

2022 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	2022 Reported	2022 COVID-19 Impact[2]	2021 Reported	2021 COVID-19 Impact[2]
U.S. and Latin America Traditional	$220	$(336)	$(546)	$(852)
U.S. and Latin America Asset-Intensive	$293	-	$341	$13
U.S. and Latin America Capital Solutions	$140	-	$93	-
Canada Traditional	$90	$(30)	$130	$(60)
Canada Financial Solutions	$32	$3	$15	$3
EMEA Traditional	$10	$(17)	$(239)	$(266)
EMEA Financial Solutions	$257	$3	$257	$38
APAC Traditional	$294	$(39)	$(10)	$(238)
APAC Financial Solutions	$97	$(31)	$93	-
Corporate & Other	$(172)	-	$(13)	-
Total	$1,261	$(447)	$121	$(1,362)

- **U.S. and Latin America:** Traditional results reflected favorable non-COVID-19 individual mortality experience, and favorable Individual Health and Group results; COVID-19 claim costs were material; Asset-Intensive results reflected favorable overall experience
- **Canada:** Traditional results reflected unfavorable individual mortality and modestly unfavorable group life and disability mortality; Financial Solutions results reflected favorable longevity experience
- **EMEA:** Traditional results reflected unfavorable mortality in the U.K. and moderate COVID-19 claim costs; Financial Solutions results reflected modestly favorable experience
- **APAC:** Traditional results reflected overall favorable underwriting experience in Asia, moderate profit in Australia; Financial Solutions results reflected strong new business, higher investment spreads, offset by COVID-19 medical claim costs in Japan
- **Corporate:** Losses were larger than expected due to higher general expenses and financing costs; year-ago results reflected favorable, one-time accounting change adjustments

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 2021 amounts include updated cause-of-death reporting and expense savings.

2022 Full Year Global Underwriting Experience

Strong non-COVID-19 results; declining COVID-19 impact

- Favorable underwriting results in U.S. Individual Mortality
  - Favorable Non-COVID-19 large claims experience and lower overall frequency
  - Estimated COVID-19 claim costs of $314 million, concentrated in Q1 when general population deaths peaked for the year
- Favorable aggregate underwriting results in other markets
  - Favorable non-COVID-19 experience in Asia Pacific, U.S. Group, U.S. Individual Health and Financial Solutions, partially offset by excess individual mortality in Canada and U.K.
  - Estimated COVID-19 claim costs of $133 million, primarily related to Japanese medical claims, and U.K. and Canada individual mortality

Q4 Premiums

Strong growth on a constant currency basis



Quarterly Premium Growth
12%
10%
8%
6%
4%
2%
0%
9.9%
10.1%
8.3%
8.1%
4.6%
4.9%
6.0%
4.5%
4.3%
1.1%
4Q21
1Q22
2Q22
3Q22
4Q22
Reported
Constant Currency

Premiums[1]	4Q22 QTD	4Q21 QTD	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$1,778	$1,697	4.8%	4.7%
U.S. and Latin America Asset-Intensive	$24	$13	84.6%	84.6%
Canada Traditional	$308	$324	-4.9%	2.2%
Canada Financial Solutions	$23	$22	4.5%	13.6%
EMEA Traditional	$422	$435	-3.0%	9.2%
EMEA Financial Solutions	$127	$91	39.6%	58.2%
APAC Traditional	$700	$773	-9.4%	-1.6%
APAC Financial Solutions	$64	$52	23.1%	40.4%
Total	$3,446	$3,407	1.1%	6.0%

RGA

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $164 million.

2022 Premiums

Strong momentum on a constant currency basis



Annual Premium Growth
12%
10%
8%
6%
4%
2%
0%
7.1%
6.7%
8.8%
7.1%
3.8%
3.5%
7.0%
4.9%
8.4%
4.5%
2018
2019
2020
2021
2022
Reported
Constant Currency

Premiums[1]	2022	2021	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$6,590	$6,244	5.5%	5.5%
U.S. and Latin America Asset-Intensive	$66	$55	20.0%	20.0%
Canada Traditional	$1,219	$1,194	2.1%	6.0%
Canada Financial Solutions	$95	$90	5.5%	10.0%
EMEA Traditional	$1,736	$1,738	-0.1%	10.4%
EMEA Financial Solutions	$486	$350	38.9%	54.9%
APAC Traditional	$2,650	$2,624	1.0%	7.5%
APAC Financial Solutions	$236	$218	8.3%	22.0%
Total	$13,078	$12,513	4.5%	8.4%

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $490 million.

Non-Spread Investment Results

Investment yield[1]

- Steady income supported by diversified portfolio
- VII moderating after accelerated activity earlier in 2022



Investment Yield¹
6.00%
5.00%
4.00%
3.00%
5.29%
4.70%
4.63%
4.40%
4.45%
4.12%
4.14%
3.96%
3.78%
3.80%
4Q21
1Q22
2Q22
3Q22
4Q22
Reported
Excluding VII

New money rate[2]

- New money rate remains strong at 5.05%
- Change consistent with available market yields



New Money Rate²
6.00%
5.00%
4.00%
3.00%
5.35%
5.06%
5.05%
3.81%
3.31%
4Q21
1Q22
2Q22
3Q22
4Q22

RGA

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q4 equaled $35,300 million.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and FABN purchases.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income investments
- Fixed maturity securities: over 94% investment grade rated; high yield is primarily BB rated
- Reduced high yield investment allocation based on relative value and macro environment
- Took advantage of higher yields throughout 2022 to extend maturities

Asset Allocation[2]



1.5%
1.7%
0.2%
3.2%
4.1%
4.2%
8.2%
9.0%
$73.4B
67.9%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
Short-Term/Cash Equivalents
High Yield Bonds
LPs/Real Estate JVs
Policy loans
Other Invested Assets
Equity Securities

Fixed Maturity Securities Credit Rating[1,2]



5.0%
0.7%
33.2%
$52.9B
61.1%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

RGA

[1] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g. "BBB" includes "BBB+", "BBB", and "BBB-").
[2] As of December 31, 2022.

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; robust infrastructure designed to protect value in times of stress
- Disciplined portfolio underwriting and resulting metrics provide significant downside support
  - Loan-to-value of less than 57%; significant borrower equity ahead of our investment
  - Debt service coverage average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
  - Average loan balance ~$9 million

Commercial Mortgage Investment by Property Type[1]



$6.7B
34.4%
25.7%
21.8%
11.4%
4.8%
1.9%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]



$6.7B
66.7%
29.8%
2.5%
0.5%
0.5%
CM1
CM2
CM3
CM4
CM7

Well-diversified by geography and property type

[1] As of December 31, 2022.

Capital and Liquidity

Capital

- Strong capital position
- Excess capital position of $1.2 billion



$ in billions
$10.6
$11.4
$12.6
$13.0
$13.8
2018
2019
2020
2021
2022
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids

Leverage ratios

- Leverage ratios within our targeted ranges
- Slightly elevated following the September subordinated debentures issuance



15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
15.7%
28.1%
14.8%
29.4%
2018
2019
2020
2021
2022
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample liquidity

- Strong level of liquidity includes proceeds from recent subordinated debentures issuance
- Access to $850 million syndicated credit facility and other sources



$ in billions
$1.9
$1.4
$3.4
$2.9
$2.9
2018
2019
2020
2021
2022
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Balanced Capital Management

Efficient deployment

- Managing capital over the long-term
- Continued success in deploying capital into in-force blocks, adding long-term value to RGA



$ in millions
$865
$441
$284
$140
$708
$465
$80
$163
$494
$159
$153
$182
$833
$543
$96
$194
$710
$430
$75
$205
2018
2019
2020
2021
2022

Balanced approach

- Priority to deploy capital into organic growth and in-force block transactions
- Return to shareholders through dividends and share repurchases

2018-2022 Excess Capital Deployed



25%
19%
56%

■ Shareholder Dividends ■ Share Buybacks ■ In-Force Blocks

Effective and balanced capital deployment and capital management over time

Long-Term Business, Long-Term Success

- Demonstrated value from diversification of earnings sources and global platform
- Consistent book value growth over time, in a range of environments
- Investment strategy balances risk and return to weather cycles
- Effective and balanced capital management approach

Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



15-Year 10.0% CAGR
10-Year 9.9% CAGR
5-Year 6.5% CAGR
3-Year 4.7% CAGR
$40.36
$64.95
$116.46
$135.10
$146.22
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.

Key Messages

Well-Positioned to Deliver	▪ Differentiated and valuable global franchise ▪ A leading market position; deep technical expertise ▪ Strong culture of collaboration, creativity, and integrity ▪ Attractive transaction and organic pipelines, broad-based across risks and geographics
Proven Resilience	▪ Proven resilience of our business during pandemic ▪ Reaffirmed valuable role of RGA to clients ▪ Highlighted value of insurance products ▪ Strong financial position and growing earnings power
Moving Forward, Driving Value	▪ Industry dynamics providing many opportunities ▪ Focused in-force management actions ▪ Extending capabilities and strategic partnerships to expand reach ▪ Focusing on sustainable, purpose-driven long-term value creation

Making financial protection accessible to all

RGA 50 YEARS

Long Duration Targeted Improvements (LDTI)

RGA

Estimated LDTI Impacts

Equity (in billions)		September 30, 2022 As Reported	LDTI Adjustments Range[1]	September 30, 2022 As Adjusted
Total stockholders' equity excl. AOCI	$	9.6	(0.8) – (0.5)	8.8 – 9.1
AOCI		(6.0)	2.1 – 4.1	(3.9) – (1.9)
Total stockholders' equity		3.6	1.6 – 3.3	5.2 – 6.9

- LDTI adjustments as of January 1 and December 31, 2021, are consistent with previously provided ranges
- AOCI adjustment range at September 30, 2022, reflects impact of increased interest rate environment on liabilities, providing some offset to unrealized investment gains and losses on the asset portfolio
- LDTI reserve methodology leads to reduced earnings volatility from claims
- Transition adjustment to retained earnings leads to higher future earnings

[1] The LDTI adjustments are estimates and subject to change.

APPENDIX



Pre-Tax Income (Loss) Reconciliation

	4Q22	4Q21
Pre-tax income (loss)[1]	$ 271	57
Investment-related		
Change in allowance for credit losses and impairments	(5)	10
Net gains/losses on sale of fixed maturity securities	36	(16)
Change in market value of certain limited partnerships and other	1	(15)
Derivative-related		
GMXBs[2] (net of hedging and DAC)	-	(10)
Other embedded derivatives (net of DAC)	38	(19)
Change in market value of other derivative instruments	(97)	(13)
Tax-related items and other	1	(30)
Pre-tax adjusted operating income (loss)	$ 245	(36)

- Decrease in credit allowance and investment impairments due to portfolio sales and market conditions
- Net losses on sale of fixed maturity securities associated with portfolio repositioning
- Change in income from other embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of other derivative instruments, comprised primarily of non-qualifying hedges and credit derivatives, was due to volatility in foreign exchange rates, interest rates and equity markets

[1] $ in millions.
[2] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions	4Q22	4Q21	YTD 2022	YTD 2021
U.S. & Latin America Traditional				
GAAP pre-tax income (loss)	$ 21	$ (211)	$ 268	$ (540)
Capital (gains) losses, derivatives and other, net [1]	1	-	-	-
Change in MV of embedded derivatives [1]	(7)	(4)	(48)	(6)
Pre-tax adjusted operating income	$ 15	$ (215)	$ 220	$ (546)
U.S. & Latin America Asset-Intensive				
GAAP pre-tax income	$ 2	$ 93	$ 59	$ 422
Capital (gains) losses, derivatives and other, net [1]	56	30	191	(2)
Change in MV of embedded derivatives [1]	22	(50)	43	(79)
Pre-tax adjusted operating income	$ 80	$ 73	$ 293	$ 341
U.S. & Latin America Capital Solutions				
GAAP pre-tax income	$ 22	$ 25	$ 140	$ 93
Pre-tax adjusted operating income	$ 22	$ 25	$ 140	$ 93
Canada Traditional				
GAAP pre-tax income	$ 32	$ 28	$ 86	$ 128
Capital (gains) losses, derivatives and other, net	(4)	1	4	2
Pre-tax adjusted operating income	$ 28	$ 29	$ 90	$ 130
Canada Financial Solutions				
GAAP pre-tax income	$ 11	$ 5	$ 32	$ 15
Pre-tax adjusted operating income	$ 11	$ 5	$ 32	$ 15
EMEA Traditional				
GAAP pre-tax income	$ 13	$ (68)	$ 10	$ (239)
Pre-tax adjusted operating income	$ 13	$ (68)	$ 10	$ (239)
EMEA Financial Solutions				
GAAP pre-tax income	$ 47	$ 75	$ 196	$ 303
Capital (gains) losses, derivatives and other, net	16	(5)	61	(46)
Pre-tax adjusted operating income	$ 63	$ 70	$ 257	$ 257

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions	**4Q22**	**4Q21**	**YTD 2022**	**YTD 2021**
Asia Pacific Traditional				
GAAP pre-tax income	$ 67	$ 57	$ 294	$ (10)
Pre-tax adjusted operating income	$ 67	$ 57	$ 294	$ (10)
Asia Pacific Financial Solutions				
GAAP pre-tax income (loss)	$ 106	$ 33	$ (18)	$ 98
Capital (gains) losses, derivatives and other, net	(71)	(4)	115	(5)
Pre-tax adjusted operating income	$ 35	$ 29	$ 97	$ 93
Corporate and Other				
GAAP pre-tax income (loss)	$ (50)	$ 20	$ (236)	$ 421
Capital (gains) losses, derivatives and other, net	(39)	(61)	64	(434)
Pre-tax adjusted operating loss	$ (89)	$ (41)	$ (172)	$ (13)
RGA Consolidated				
GAAP pre-tax income	$ 271	$ 57	$ 831	$ 691
Capital (gains) losses, derivatives and other, net [1]	(44)	(39)	352	(485)
Change in MV of embedded derivatives [1]	18	(54)	78	(85)
Pre-tax adjusted operating income	$ 245	$ (36)	$ 1,261	$ 121
GAAP net income available to RGA shareholders	$ 204	$ 156	$ 623	$ 617
Capital (gains) losses, derivatives and other, net [1]	(18)	(144)	353	(428)
Change in MV of embedded derivatives [1]	16	(50)	1	(112)
Adjusted operating income	$ 202	$ (38)	$ 977	$ 77

[1] Net of DAC offset

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share				
Diluted share basis	**4Q22**	**4Q21**	**YTD 2022**	**YTD 2021**
Earnings-per-share	$ 3.02	$ 2.30	$ 9.21	$ 9.04
Capital (gains) losses, derivatives and other, net [1]	(0.25)	(2.13)	5.21	(6.26)
Change in MV of embedded derivatives [1]	0.22	(0.73)	0.01	(1.65)
Adjusted operating earnings-per-share	$ 2.99	$ (0.56)	$ 14.43	$ 1.13

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. stockholders' equity to RGA, Inc. stockholders' equity excluding AOCI

In millions	2022	2021	2020	2019	2018
RGA, Inc. stockholders' equity	$ 4,145.0	$ 13,014.0	$ 14,352.0	$ 11,601.7	$ 8,450.6
Less: Unrealized appreciation (depreciation) of securities	(5,407.0)	3,701.0	5,500.0	3,298.5	856.2
Less: Accumulated currency translation adjustments	(171.0)	(9.0)	(69.0)	(91.6)	(168.7)
Less: Unrecognized pension and post retirement benefits	(26.0)	(50.0)	(72.0)	(69.8)	(50.7)
RGA, Inc. stockholders' equity excluding AOCI	$ 9,749.0	$ 9,372.0	$ 8,993.0	$ 8,464.6	$ 7,813.8
RGA, Inc. stockholders' average equity	$ 7,167.0	$ 13,157.0	$ 12,204.0	$ 10,391.0	$ 8,841.9
Less: Unrealized appreciation (depreciation) of securities	(2,176.0)	4,030.0	3,771.0	2,481.0	1,360.9
Less: Accumulated currency translation adjustments	(86.0)	(37.0)	(153.0)	(137.0)	(120.8)
Less: Unrecognized pension and post retirement benefits	(46.0)	(68.0)	(75.0)	(56.0)	(50.8)
RGA, Inc. stockholders' average equity excluding AOCI	$ 9,475.0	$ 9,232.0	$ 8,661.0	$ 8,103.0	$ 7,652.6

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE)

	4Q22		4Q21	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 623	8.7%	$ 617	4.7%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	311		(365)	
Change in fair value of embedded derivatives	65		(115)	
Deferred acquisition cost offset, net	(21)		30	
Tax expense on uncertain positions	(5)		(90)	
Net income attributable to noncontrolling interest	4		-	
Adjusted operating income	$ 977	10.3%	$ 77	0.8%

Reconciliation of book value per share to book value per share excluding AOCI

	2022	2021	2020	2019	2018	2017	2016	2015
Book value per share	$ 62.16	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09
Less: Effect of unrealized appreciation (depreciation) of securities	(81.10)	55.09	80.94	52.65	13.63	34.14	21.07	14.35
Less: Effect of accumulated currency translation adjustments	(2.56)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)
Less: Effect of unrecognized pension and post retirement benefits	(0.40)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)
Book value per share excluding AOCI	$ 146.22	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23

	2014	2013	2012	2011	2010	2009	2008	2007
Book value per share	$ 102.13	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70
Less: Effect of unrealized appreciation (depreciation) of securities	23.63	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05
Less: Effect of accumulated currency translation adjustments	1.19	2.93	3.62	3.13	3.48	2.80	0.35	3.43
Less: Effect of unrecognized pension and post retirement benefits	(0.72)	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)
Book value per share excluding AOCI	$ 78.03	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36